UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2009

Palm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

950 W. Maude Avenue, Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 617-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of February 25, 2005.

10.2*	Amendment No. 1 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of February 1, 2005.

10.3*	Amendment No. 2 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2005.

10.4*	Amendment No. 3 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of December 1, 2005.

10.5*	Amendment No. 4 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of December 1, 2006.

10.6*	Amendment No. 5 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2007.

10.7*	Amendment No. 6 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of September 1, 2007.

10.8*	Amendment No. 7 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of June 1, 2008.

10.9*	Amendment No. 8 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2008.

*	Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.

Date: July 23, 2009	/s/ Mary E. Doyle
Mary E. Doyle
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of February 25, 2005.

10.2*	Amendment No. 1 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of February 1, 2005.

10.3*	Amendment No. 2 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2005.

10.4*	Amendment No. 3 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of December 1, 2005.

10.5*	Amendment No. 4 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of December 1, 2006.

10.6*	Amendment No. 5 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2007.

10.7*	Amendment No. 6 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of September 1, 2007.

10.8*	Amendment No. 7 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of June 1, 2008.

10.9*	Amendment No. 8 to Microsoft OEM Embedded Operating Systems License Agreement for Reference Platform Devices between Microsoft Licensing, GP and the registrant, dated as of August 1, 2008.

*	Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.